
NOVUME™
Solutions for a New Generation™
OTCQX: NVMM
Webcast Presentation
VirtualInvestorConferences.com
October 5, 2017

Forward-Looking Statements

This presentation includes statements concerning Novume Solutions, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.



Overview

- Novume Solutions, Inc. – a Delaware C Corp
- Headquartered in Chantilly, Virginia
- Three quoted securities on OTCQX:
  - Common – NVMM
    - 14,308,784 outstanding @ 10.3.17 & $34.6MM market cap
  - Preferred Stock – NVMMP
  - Warrants – NVMMW
- Our common stock commenced trading after our S-4 registration went effective in late August 2017

Our Team



Robert Berman
Chief Executive Officer
Member of the Board of Directors



Carl M. Kumpf Jr., CPA
Chief Financial Officer



Harry Rhulen
President



Suzanne Loughlin
Chief Administrative Officer
General Counsel



Richard Nathan, PhD
Chief Operating Officer
Member of the Board of Directors



Riaz Latifullah
Executive Vice President
Corporate Development



At its core, Novume is about people

- Delivering critical human resources and expertise to the right place at the right time
- Aggregate highly-specialized, difficult-to-find talent
- Have the scale and mass to deploy at the enterprise level

Our Clients

- amec foster wheeler
- Accelera Solutions
- BAE SYSTEMS
- BOEING
- CSC
- CACI
- CHENEGA
- ENGILITY
- TEXTRON Marine & Land Systems
- GENERAL DYNAMICS
- DASSAULT FALCON
- AT&T
- HARRIS
- Hawker Beechcraft
- LOCKHEED MARTIN
- IBM
- BATTLESPACE Flight Services, LLC
- King Aerospace
- HEWLETT PACKARD
- Bell Helicopter
- ManTech International Corporation
- UNI UNIFLIGHT
- FLUOR
- TATA COMMUNICATIONS
- Cessna
- MICHIGAN STATE UNIVERSITY
- Honeywell
- Johnson Controls
- AIRBUS HELICOPTERS
- KBR
- Lufthansa Technik
- NORTHROP GRUMMAN
- leidos
- OSHKOSH
- Gulfstream
- VirginiaTech
- PATRIOT GROUP
- sodexo
- JACOBS
- OPTUM
- Raytheon
- SIG SAUER
- THE CITY OF GREENBELT MARYLAND
- Huntington
- SIEMENS

Timeline


Mar '16
KeyStone
Solutions Formed
Mar '16
KeyStone Acquires
AOC Key Solutions
May '16
KeyStone Files
Reg A Offering
Statement
Dec '16
KeyStone's
1st Close on Reg A
Offering
Jan '17
KeyStone
Acquires Firestorm
Feb '17
KeyStone Signs
Definitive Merger
Agreement w/
Brekford
Feb '17
Novume Solutions
Files S-4 for
KeyStone/Brekford
Merger
Mar '17
KeyStone
Completes $5M+
Reg A Offering
Jun '17
KeyStone Securities
Trading on OTCQB
Aug '17
KeyStone/Brekford
Merger & Novume
Stock Trading on
OTCQX
Oct '17
Global
Acquisitions
Onward

Business Divisions


NOVUME
Enterprise Initiatives
Professional Services
Crisis Risk
Specialty Staffing
Digital Communications & Broadcast Media

Our Companies


AOC Key Solutions
Developing Winning Proposals for Government Contracts
Firestorm Solutions
Providing Critical Decision Support Before, During and After a Crisis
Global Technical Services
Providing the DoD & Aerospace Industry with Experienced Maintenance and Modification Specialists
Global Contract Professional
Placing Highly-Skilled Technical Professionals
Novume Media
Creating and Delivering Insightful Information and Critical Messaging
Business Development Institute
Training from Industry Experts on Business Development, Creating Proposals and Winning Contracts



AOC KEY SOLUTIONS

- Helped clients win over $160 billion in federal government contracts
- 87 out of the top 100 federal contractors are our clients
- Founded 1983
- Allows clients to focus on what they do best, supporting their Government customer



FIRESTORM
Since 2005
PREDICT. PLAN. PERFORM.

- Nationally-recognized leader in crisis management
- Helps clients minimize disaster exposure and plan for a crisis
- Proven crisis management expertise to manage risk and crisis
- Identifies vulnerabilities
- Establish enterprise-wide preparedness
- Protects employees, brand and value to stakeholders



Technical Services & Contract Professionals

- Provides DoD & aerospace industry with the staffing they need to meet their goals
- Places highly-skilled technical professionals in engineering firms and government facilities
- Contract personnel, temp-to-hire professionals, temporary/seasonal hires and direct hires
- 20+ year history of engineering staffing to commercial and military markets
- Highly-competent and responsive resources for customers during peak periods of production



Novume Media

- Integrated communications resource
- Insightful information & critical messaging
- *The Bridge*
  - Weekly 30-minute TV program
  - Bridges gap between government and industry
  - Panel discussions and interviews with government, business, academia and association leaders
  - The Gap Index:


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Enterprise Initiatives


Global Public Safety
Providing State-of-the-Art
Public Safety Vehicle Technology Solutions
Brekford Traffic Safety
Helping the People that Keep Us Safe
The Arbinger Institute
Changing Mindsets for Breakthrough Results
Looking to fly higher?
Learn more about becoming a partner in our
Enterprise Initiative.






POLICE

GLOBAL PUBLIC SAFETY

- Identified right strategic partner
- Formed Q1 2017
- First location Hanover, MD
- Creating a national footprint
- Completed additional acquisitions
- Novume retained 19.9% ownership



Growth Opportunities

- Buy and build strategy:
  - Offer *existing* products & services to *new* customers/segments
  - Offer *new* products & services to *existing* customers
- Specialty services
- Fragmented industries
- Potential:
  - Rollups
  - Increase margins
  - Bolt-on services

Questions?



Robert Berman
Chief Executive Officer
Member of the Board of Directors



Harry Rhulen
President